UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 10, 2014
CHS Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-50150	41-0251095
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5500 Cenex Drive, Inver Grove Heights, Minnesota		55077
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	651-355-6000
Not Applicable
_________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

CHS Inc. (the “Company”) previously announced an agreement with ConAgra Foods, Inc. (“ConAgra”) and Cargill, Incorporated (“Cargill”), to form a joint venture to be known as Ardent Mills. Ardent Mills will combine the North American flour milling operations and related businesses operated through the ConAgra Mills division of ConAgra, on the one hand, and the Horizon Milling joint venture of CHS and Cargill, on the other hand.

CHS is revising the timeline to complete the Ardent Mills transaction and now expects the transaction to close in the second quarter of calendar 2014. The timeline was revised due to various reasons, including the ongoing regulatory review process. CHS, ConAgra and Cargill are prepared to divest four flour milling facilities: Horizon Milling’s Los Angeles, California, mill; and ConAgra Mills’ Oakland, California, Saginaw, Texas, and New Prague, Minnesota, mills. CHS expects these facilities would be divested prior to, or simultaneous with, the closing of the Ardent Mills transaction. Completion of the transaction remains subject to reaching agreement with the U.S. Department of Justice, financing and other certain customary closing conditions. ConAgra Mills and Horizon Milling will continue to operate their respective mills until the potential sales are completed and Ardent Mills is formed.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on CHS’s current expectations and are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding expected synergies and benefits of the potential combination of the flour milling businesses of CHS, ConAgra and Cargill, expectations about future business plans, prospective performance and opportunities, regulatory approvals and the expected timing of the completion of the transaction. These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should” or similar words. There is no assurance that the potential transaction will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include the timing to consummate a potential transaction among CHS, ConAgra Foods and Cargill; the ability and timing to obtain required regulatory approvals and satisfy other closing conditions; the ability of Ardent Mills to realize the cost synergies contemplated by the potential transaction; the ability of Ardent Mills to promptly and effectively integrate the business of CHS, ConAgra Foods and Cargill; the availability and prices of raw materials, including any negative effects caused by inflation and adverse weather conditions; future economic circumstances; industry conditions; the ability of Ardent Mills to execute its operating plans; the competitive environment and related market conditions; operating efficiencies; access to capital; actions of governments and regulatory factors affecting the businesses of Ardent Mills; and other risks and uncertainties pertinent to CHS and discussed in CHS’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. CHS undertakes no obligation to update or revise statements contained in this report to reflect future events or circumstances or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHS Inc.

February 10, 2014	By:	/s/ Timothy Skidmore

Name: Timothy Skidmore
Title: Executive Vice President and Chief Financial Officer